UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

BlackRock Floating Rate Income Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2017

Date of reporting period: 02/28/2017

Item 1 – Report to Stockholders

FEBRUARY 28, 2017

SEMI-ANNUAL REPORT (UNAUDITED)	BlackRock®

BlackRock Floating Rate Income Portfolio	of BlackRock Funds II

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

Risk assets, such as stocks and high yield bonds, enjoyed strong performance in the 12 months ended February 28, 2017. It was a different story for higher-quality assets such as U.S. Treasuries, which generated muted returns after struggling in the latter part of 2016 as reflationary expectations in the United States helped drive a pick-up in global growth and investors braced for higher interest rates.

Markets showed great resilience during the period. Big surprises such as the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election brought spikes in equity market volatility, but they were ultimately short-lived. Instead, investors used the sell-offs to seize upon buying opportunities, allowing markets to quickly rebound. We believe this reinforces the case for taking the long view rather than reacting to short-term market noise.

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and uncertainty. This trend accelerated after the U.S. election and continued into the beginning of 2017, stoked by expectations for an extra boost to U.S. growth via fiscal policy.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors including an aging population, low productivity growth and excess savings. A tempered economic growth trend and high valuations across most assets have set the stage for muted investment returns going forward.

Equity markets still have room to move, although the disparity between winners and losers is widening, making selectivity increasingly important. Fixed income investors are also facing challenges as bond markets recalibrate to accommodate rising rates and higher inflation expectations. And in a world where political risk and policy uncertainty abound, there is no lack of potential catalysts for higher volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.01%	24.98%
U.S. small cap equities (Russell 2000® Index)	12.61	36.11
International equities (MSCI Europe, Australasia, Far East Index)	4.90	15.75
Emerging market equities (MSCI Emerging Markets Index)	5.51	29.46
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.22	0.39
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(6.17)	(4.09)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.19)	1.42
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.51)	0.76
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.43	21.83

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017	3

Fund Summary as of February 28, 2017

Investment Objective

BlackRock Floating Rate Income Portfolio’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended February 28, 2017, the Fund underperformed the benchmark S&P®/LSTA Leveraged Loan Index.

What factors influenced performance?

•

The Fund generally underweights the more distressed loan assets, and this detracted from performance relative to the benchmark, as loans rated CCC and below rallied over the period. From a sector perspective, the Fund’s underweighting in energy, and in particular oil field services, was a significant detractor, as was a lack of exposure to metals & mining loans.

•

From a credit-rating perspective, the largest contributor to performance was the Fund’s underweight to and stock selection within BB-rated loans. On a sector basis, the largest relative contributors included overweights to wireless and cable & satellite, and an underweight to and stock selection within retailers. Finally, from an asset allocation standpoint, the Fund’s out-of-benchmark tactical allocations to high yield bonds and collateralized loan obligations (“CLOs”) were beneficial during the period.

Describe recent portfolio activity.

•

During the period, the Fund increased out-of-benchmark tactical positions in high yield bonds and CLOs. As the majority of the bank loan market trades above par, these tactical holdings are designed to add potential upside to the Fund’s performance. The Fund reduced exposure to the consumer cyclical space, on the view that the leisure and retail sectors continue to show fundamental weaknesses. By contrast, the Fund added to its energy holdings, with a focus on independent energy loans, while continuing to avoid sectors such as oil field services where credit profiles appeared weaker. From a credit standpoint, the Fund increased its underweight to BBB-rated credits over the period, while reducing an underweight to CCC-rated names. The Fund’s core issuer and credit biases remained centered on cash-flow views and determination of a specific catalyst and/or idiosyncratic characteristics.

•

At period end, the Fund had a modest cash level. The Fund remained patient in spending cash in the secondary market due to prepayments and secondary market prices at elevated levels relative to limited call protection. The Fund’s cash position did not have a material impact on performance for the six-month period.

Describe portfolio positioning at period end.

•

The Fund held a majority of its portfolio in floating rate bank loans, with tactical positions in high yield corporate bonds and CLOs. In terms of credit rating, the Fund maintained an underweight to names rated BB and an overweight to B-rated loans. The Fund was underweight in distressed issuers rated CC and below on an unfavorable view of their downside potential. From a sector perspective, the Fund’s biggest overweight positions included health care, independent energy, and wirelines, while technology, airlines and media & entertainment were underweight. The Fund’s largest issuer overweight positions included Level 3 Communications, Inc. (wirelines), Altice NV (cable & satellite), and Ligado Networks (wireless).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Floating Rate Loan Interests	91%
Corporate Bonds	6
Asset-Backed Securities	3
[1] Total investments exclude short-term securities.

Credit Quality Allocations[1]	Percent of Total Investments[2]
AAA/Aaa	2%
BBB/Baa	7
BB/Ba	47
B	38
CCC/Caa	3
N/R3	3

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Total investments exclude short-term securities.

[3]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as instruments rated AAA/Aaa.

4	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund normally invests at least 80% of its assets in floating rate investments and investments that are the economic equivalent of floating rate investments, which effectively enables the Fund to achieve a floating rate of income.

[3]

An unmanaged composite index that tracks returns in the leveraged loan market, capturing a broad cross-section of the U.S. leveraged loan market — including dollar-denominated and U.S.-syndicated loans to overseas issuers.

Performance Summary for the Period Ended February 28, 2017

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.74%	3.73%	3.51%	9.91%	N/A	4.45%	N/A	3.68%	N/A
Investor A	3.34	3.33	3.35	9.56	6.82%	4.15	3.62%	3.38	3.12%
Investor C	2.70	2.71	3.09	8.79	7.79	3.39	3.39	2.62	2.62
Investor C1	2.98	2.97	3.12	9.07	N/A	3.66	N/A	2.89	N/A
Class K	3.80	3.79	3.64	9.95	N/A	4.50	N/A	3.72	N/A
S&P®/LSTA Leveraged Loan Index	—	—	4.24	12.66	N/A	4.72	N/A	4.59	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period[5]	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,035.10	$3.37	$1,000.00	$1,021.41	$3.35	0.67%
Investor A	$1,000.00	$1,033.50	$4.93	$1,000.00	$1,019.88	$4.89	0.98%
Investor C	$1,000.00	$1,030.90	$8.49	$1,000.00	$1,016.37	$8.43	1.69%
Investor C1	$1,000.00	$1,031.20	$7.23	$1,000.00	$1,017.61	$7.18	1.44%
Class K	$1,000.00	$1,036.40	$3.12	$1,000.00	$1,021.66	$3.10	0.62%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[6]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017	5

About Fund Performance

The Fund acquired the assets and liabilities of BlackRock Senior Floating Rate Fund, Inc. (the “Predecessor Fund”) in a reorganization on March 21, 2011. The Predecessor Fund’s performance and financial history have been adopted by the Fund and are used going forward from the date of reorganization.

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to March 21, 2011, Institutional Shares’ performance results are those of the Predecessor Fund restated to reflect Institutional Shares’ fees. Prior to Class K Shares’ inception date on March 28, 2016, Class K Share performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Class K Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 2.50% and a service fee of 0.25% per year (but no distribution fee). Prior to March 21, 2011, Investor A Shares’ performance results are those of the Predecessor Fund restated to reflect Investor A Shares’ fees. Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C and Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. However, Investor C1 Shares are only available for issuance to shareholders of BlackRock Senior Floating Rate Fund II, Inc. in connection with such fund’s reorganization, and will not be subject to CDSCs upon the sale of shares of the Fund received in the reorganization and shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, Investor C and Investor C1 Shares are subject to a distribution fee of 0.75% and

0.50% per year, respectively, and a service fee of 0.25% and 0.25% per year, respectively. Prior to March 21, 2011, Investor C and Investor C1 Shares’ performance results are those of the Predecessor Fund restated to reflect Investor C and Investor C1 Shares’ fees, respectively.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

6	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example shown on the previous pages (which is based on a hypothetical investment of $1,000 invested on September 1, 2016 and held through February 28, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017	7

Schedule of Investments February 28, 2017 (Unaudited)	(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)(b)		Par (000)	Value
ACAS CLO Ltd., Series 2015-1A, Class D,
4.67%, 4/18/27	USD	970	$943,714
ALM V Ltd., Series 2012-5A, Class BR,
4.02%, 10/18/27		630	631,226
ALM VII R Ltd., Series 2013-7RA, Class BR,
3.43%, 10/15/28		750	753,251
AMMC CLO 15 Ltd., Series 2014-15A, Class D,
5.15%, 12/09/26		1,400	1,407,858
Anchorage Capital CLO 6 Ltd., Series 2015-6A,
Class D, 4.42%, 4/15/27		1,250	1,204,440
Apidos CLO XII, Series 2013-12A, Class D,
4.07%, 4/15/25		1,000	985,230
Apidos CLO XIX, Series 2014-19A, Class CR,
3.23%, 10/17/26		1,000	996,288
Apidos CLO XXI, Series 2015-21A, Class C,
4.57%, 7/18/27		750	750,179
ARES CLO Ltd., Series 2012-2A, Class DR,
4.72%, 10/12/23		1,000	1,000,962
Ares XL CLO Ltd., Series 2016-40A, Class C,
4.55%, 10/15/27		1,000	1,003,489
Ares XXXII CLO Ltd., Series 2014-32A, Class CR,
4.79%, 11/15/25		1,000	1,000,000
Ares XXXIII CLO Ltd., Series 2015-1A,
Class B2R, 3.76%, 12/05/25		1,000	1,000,000
Atlas Senior Loan Fund VI Ltd., Series 2014-6A,
Class DR, 4.63%, 10/15/26		1,750	1,750,953
Atrium IX, Series 9A, Class D, 4.44%, 2/28/24		1,000	1,002,496
Atrium X, Series 2013-10A, Class D,
4.52%, 7/16/25		1,500	1,501,220
Atrium XII, Series 12A, Class D,
4.94%, 10/22/26		1,500	1,496,241
Babson CLO Ltd., Series 2013-IIA, Class BR,
0.00%, 1/18/25		1,000	1,000,000
Benefit Street Partners CLO IV Ltd.,
Series 2014-IVA, Class A2R,
2.79%, 1/20/29		2,750	2,741,990
Benefit Street Partners CLO VI Ltd.:
Series 2015-VIA, Class C,
4.72%, 4/18/27		1,000	985,257
Series 2015-VIA, Class D,
6.57%, 4/18/27		1,000	972,231
Benefit Street Partners CLO VII Ltd.,
Series 2015-VIIA, Class B, 3.97%, 7/18/27		250	250,384
Benefit Street Partners CLO VIII Ltd.:
Series 2015-8A, Class B,
4.03%, 1/20/28		500	501,405
Series 2015-8A, Class C,
4.93%, 1/20/28		500	501,730
BlueMountain CLO Ltd.:
Series 2014-1A, Class A1R,
2.28%, 4/30/26		14,750	14,813,137
Series 2015-2A, Class E,
6.37%, 7/18/27		750	719,229
Series 2015-4A, Class D2,
5.08%, 1/20/27		750	752,447

Asset-Backed Securities (a)(b)		Par (000)	Value
Carlyle Global Market Strategies CLO Ltd.,
Series 2015-2A, Class C, 4.79%, 4/27/27	USD	750	$751,832
Carlyle Global Market Strategies CMO Ltd.,
Series 2014-3A, Class BR, 0.00%, 7/27/26		1,000	1,000,000
CIFC Funding Ltd.:
Series 2013-1A, Class A2,
2.92%, 4/16/25		2,735	2,738,157
Series 13-4AR, Class DR,
0.00%,11/27/24		750	750,000
Series 2014-2A, Class A3LR,
3.28%, 5/24/26		945	945,000
Series 2015-1A, Class D,
5.04%, 1/22/27		600	600,358
Dryden 36 Senior Loan Fund, Series 2014-36A,
Class CR, 3.94%, 1/15/28		1,000	1,000,500
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class A, 2.12%, 7/15/25		9,000	9,001,800
Grippen Park CLO Ltd., Series 2017-1A, Class C,
0.00%, 1/20/30		470	470,000
Highbridge Loan Management Ltd.:
Series 6A-2015, Class C,
4.10%, 5/05/27		750	752,611
Series 6A-2015, Class D,
4.68%, 5/05/27		950	937,580
KKR Financial CLO Ltd., Series 2013-1A,
Class A1, 2.17%, 7/15/25		15,000	14,998,038
LCM XVII LP, Series 17A, Class D,
4.52%, 10/15/26		1,000	1,005,129
Madison Park Funding XII Ltd.,
Series 2014-12A, Class AR,
2.27%, 7/20/26		3,750	3,755,603
Madison Park Funding XIII Ltd.,
Series 2014-13A, Class D, 4.37%, 1/19/25		1,000	1,000,183
Neuberger Berman CLO XVIII Ltd.,
Series 2014-18A, Class CR,
5.29%, 11/14/27		1,500	1,511,754
Oak Hill Credit Partners XII Ltd.,
Series 2015-12A, Class D1,
5.24%, 1/23/27		750	750,375
OZLM IX Ltd.:
Series 2014-9A, Class C,
4.63%, 1/20/27		750	750,128
Series 2014-9A, Class CR,
0.00%, 1/20/27		750	750,000
OZLM VI Ltd., Series 2014-6A, Class A1R,
2.30%, 4/17/26		5,800	5,800,000
OZLM XII Ltd., Series 2015-12A, Class C,
4.74%, 4/30/27		1,160	1,160,480
OZLM XIV Ltd., Series 2015-14A, Class C,
5.37%, 1/15/29		950	952,540
Pinnacle Park CLO Ltd., Series 2014-1A,
Class CR, 3.60%, 4/15/26		625	622,770
Sheridan Square CLO Ltd., Series 2013-1A,
Class A1, 2.07%, 4/15/25		14,000	13,999,887

Portfolio Abbreviations
AKA	Also known as	ETF	Exchange-Traded Fund	LIBOR	London Interbank Offered Rate
CLO	Collateralized Loan Obligation	FKA	Formerly known as	PIK	Payment-in-kind
CMO	Collateralized Mortgage Obligation	GBP	British Pound	USD	U.S. Dollar

See Notes to Financial Statements.

8	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017

Schedule of Investments (continued)

Asset-Backed Securities (a)(b)		Par (000)	Value
Sound Point CLO IV Ltd., Series 2013-3A,
Class D, 4.54%, 1/21/26	USD	1,500	$1,501,313
Sound Point CLO VII Ltd., Series 2014-3A,
Class AR, 2.32%, 1/23/27		400	401,000
Symphony CLO XVII Ltd., Series 2016-17A,
Class D, 5.82%, 4/15/28		750	755,645
TCI-Cent CLO Ltd., Series 2016-1A, Class A2,
3.32%, 12/21/29		1,200	1,209,403
TICP CLO I Ltd., Series 2015-1A, Class D,
4.58%, 7/20/27		750	722,500
Venture XI CLO Ltd., Series 2012-11AR,
Class DR, 4.99%, 11/14/22		750	750,947
Venture XIX CLO Ltd., Series 2014-19A,
Class BR, 2.74%, 1/15/27		1,000	1,002,500
Venture XXI CLO Ltd., Series 2015-21A, Class D,
4.62%, 7/15/27		880	850,838
Voya CLO Ltd.:
Series 2013-3A, Class A2,
2.82%, 1/18/26		500	500,172
Series 2014-4A, Class C,
5.02%, 10/14/26		1,500	1,502,525
Total Asset-Backed Securities — 3.3%			115,866,925

Common Stocks		Shares
Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (c)		235,827	47,165
GEO Specialty Chemicals, Inc. (a)(c)		39,151	7,830

			54,995
Diversified Consumer Services — 0.0%
Education Management Corp. (c)	1,532,378		15
Oil, Gas & Consumable Fuels — 0.0%
Tex Energy LLC (c)		241,753	326,367
Specialty Retail — 0.0%
TRM Holdco Corp. (c)		972,357	10
Total Common Stocks — 0.0%			381,387

Corporate Bonds		Par (000)
Chemicals — 0.1%
Momentive Performance Materials, Inc.,
3.88%, 10/24/21	USD	3,595	3,523,100
Commercial Services & Supplies — 0.1%
Prime Security Services Borrower LLC/Prime
Finance, Inc., 9.25%, 5/15/23 (a)		1,925	2,105,469
Tervita Escrow Corp., 7.63%, 12/01/21 (a)		3,060	3,197,700

			5,303,169
Consumer Finance — 0.1%
Ally Financial, Inc., 8.00%, 11/01/31		1,625	1,998,750
Containers & Packaging — 0.8%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
3.96%, 12/15/19 (a)(b)		1,678	1,711,900
4.29%, 5/15/21 (a)(b)		2,141	2,197,201
4.25%, 9/15/22 (a)		5,845	5,932,675
7.25%, 5/15/24 (a)		1,825	1,989,250
Reynolds Group Issuer, Inc.,
4.52%, 7/15/21 (a)(b)		15,435	15,840,169

			27,671,195

Corporate Bonds		Par (000)	Value
Diversified Financial Services — 0.3%
Altice Financing SA:
6.63%, 2/15/23 (a)	USD	2,210	$2,326,025
7.50%, 5/15/26 (a)		5,375	5,771,406
Altice U.S. Finance I Corp., 5.50%, 5/15/26 (a)		1,900	1,964,125
Virgin Media Secured Finance PLC,
5.25%, 1/15/26 (a)		1,900	1,921,375

			11,982,931
Diversified Telecommunication Services — 0.1%
Avaya, Inc., 7.00%, 4/01/19 (a)(c)(d)		5,545	4,422,137
Electric Utilities — 0.0%
Texas Competitive Electric Holdings Co. LLC,
11.50%, 10/05/20 (a)(c)(d)		5,909	1
Electronic Equipment, Instruments & Components — 0.1%
CDW LLC/CDW Finance Corp.,
5.50%, 12/01/24		1,850	1,942,500
Energy Equipment & Services — 0.5%
Noble Holding International Ltd.,
7.75%, 1/15/24		1,780	1,731,050
Rowan Cos., Inc., 7.38%, 6/15/25		1,905	1,976,437
Transocean, Inc., 9.00%, 7/15/23 (a)		9,585	10,327,837
Weatherford International Ltd.,
9.88%, 2/15/24 (a)		1,805	2,084,775

			16,120,099
Equity Real Estate Investment Trusts (REITs) — 0.2%
Equinix, Inc., 5.75%, 1/01/25		1,800	1,908,000
MGM Growth Properties Operating Partnership
LP/MGP Finance Co-Issuer, Inc.,
5.63%, 5/01/24 (a)		5,100	5,393,250

			7,301,250
Health Care Providers & Services — 0.4%
CHS/Community Health Systems, Inc.,
5.13%, 8/01/21		11,470	11,269,275
HCA, Inc., 5.25%, 6/15/26		1,825	1,927,656
HealthSouth Corp., 5.75%, 11/01/24		1,875	1,912,500
RegionalCare Hospital Partners Holdings, Inc.,
8.25%, 5/01/23 (a)		355	381,625

			15,491,056
Independent Power and Renewable Electricity Producers — 0.2%
NRG Energy, Inc., 6.25%, 7/15/22		6,970	7,091,975
Insurance — 0.1%
Solera LLC/Solera Finance, Inc.,
10.50%, 3/01/24 (a)		1,925	2,194,500
Media — 0.6%
Clear Channel Worldwide Holdings, Inc.,
7.63%, 3/15/20		1,875	1,889,063
CSC Holdings LLC, 10.88%, 10/15/25 (a)		1,550	1,867,750
SFR Group SA:
6.25%, 5/15/24 (a)		5,585	5,668,719
7.38%, 5/01/26 (a)		12,688	13,147,940

			22,573,472
Metals & Mining — 0.8%
Constellium NV, 6.63%, 3/01/25 (a)		1,900	1,889,313
Freeport-McMoRan, Inc.:
2.38%, 3/15/18		2,561	2,548,195
3.10%, 3/15/20		6,650	6,517,000
3.88%, 3/15/23		3,850	3,542,000
Novelis Corp., 6.25%, 8/15/24 (a)		3,825	4,054,500

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017	9

Schedule of Investments (continued)

Corporate Bonds		Par (000)	Value
Metals & Mining (continued)
Teck Resources Ltd.:
4.50%, 1/15/21	USD	4,799	$4,975,963
3.75%, 2/01/23		3,395	3,309,446

			26,836,417
Oil, Gas & Consumable Fuels — 1.5%
Blackstone CQP HoldCo LP, 9.30%, 3/31/19		5,162	5,219,783
Cheniere Corpus Christi Holdings LLC,
7.00%, 6/30/24 (a)		3,750	4,200,000
CONSOL Energy, Inc., 5.88%, 4/15/22		13,334	13,000,650
Extraction Oil & Gas Holdings LLC,
7.88%, 7/15/21 (a)		740	788,100
Great Western Petroleum LLC/Great Western
Finance Corp., 9.00%, 9/30/21 (a)		5,640	5,950,200
Halcon Resources Corp., 6.75%, 2/15/25 (a)		10,400	10,296,000
MEG Energy Corp., 6.50%, 1/15/25 (a)		4,093	4,000,907
NGPL PipeCo LLC, 7.12%, 12/15/17 (a)		2,123	2,199,959
Sanchez Energy Corp., 6.13%, 1/15/23		4,902	4,705,920
Whiting Petroleum Corp., 5.75%, 3/15/21		1,735	1,726,325

			52,087,844
Software — 0.0%
Symantec Corp., 5.00%, 4/15/25 (a)		1,700	1,744,955
Wireless Telecommunication Services — 0.0%
Sprint Communications, Inc., 7.00%, 8/15/20		1,775	1,914,781
Total Corporate Bonds — 5.9%			210,200,132

Floating Rate Loan Interests (b)
Advertising — 0.1%
Affinion Group, Inc., Tranche B Term Loan,
6.75%, 4/30/18		2,593	2,584,091
Checkout Holding Corp. (FKA Catalina
Marketing), Term B Loan (First Lien),
4.50%, 4/09/21		606	546,883

			3,130,974
Aerospace & Defense — 1.1%
B/E Aerospace, Inc., Term Loan,
3.94% - 4.04%, 12/16/21		4,751	4,769,833
Sequa Corp., Initial Term Loan,
5.25%, 6/19/17		2,395	2,305,414
TransDigm, Inc.:
Tranche E Term Loan,
3.78% - 4.00%, 5/14/22		1,543	1,548,923
Tranche F Term Loan, 3.78%, 6/09/23		29,303	29,443,828

			38,067,998
Air Freight & Logistics — 0.5%
Ceva Group PLC (FKA Louis No.1 PLC/TNT
Logistics), Pre-Funded L/C Loan,
6.50%, 3/19/21		2,825	2,457,191
Ceva Intercompany BV, Dutch BV Term Loan,
6.54%, 3/19/21		2,907	2,528,278
Ceva Logistics Canada ULC (FKA TNT Canada
ULC), Canadian Term Loan, 6.54%, 3/19/21		542	471,425
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S.
Holdco, Inc.), U.S. Term Loan,
6.54%, 3/19/21		3,828	3,329,927
XPO Logistics, Inc., Term B-2 Loan,
2.25%, 11/01/21		10,311	10,395,157

			19,181,978

Floating Rate Loan Interests (b)		Par (000)	Value
Airlines — 0.1%
AWAS Finance Luxembourg SA (FKA AWAS
Finance Luxembourg S.à r.l.), Loan,
4.20%, 6/11/18	USD	1,875	$1,881,547
Northwest Airlines, Inc.:
Loan B757-200, 2.46%, 9/10/18		308	304,021
Loan B757-200, 2.46%, 9/10/18		305	301,211
Loan B757-300, 2.46%, 3/10/17		303	299,238
Loan B757-300, 3.08%, 3/10/17		125	124,963
Loan B757-300, 3.08%, 3/10/17		125	124,890

			3,035,870
Beverages — 0.2%
Blue Ribbon LLC, 2016-1 New Term Loan (First
Lien), 5.00%, 11/15/21		5,254	5,195,178
Biotechnology — 1.1%
AMAG Pharmaceuticals, Inc., Initial Term Loan,
4.75%, 8/17/21		5,304	5,290,913
Grifols Worldwide Operations Ltd., Term Loan B,
2.96%, 1/24/25		33,970	34,081,422

			39,372,335
Building Products — 1.1%
Continental Building Products, Inc., Term Loan B,
3.28%, 8/18/17		3,479	3,505,124
CPG International, Inc., Term Loan,
4.75%, 9/30/20		14,256	14,336,493
Jeld-Wen, Inc., Replacement Term B-2 Loan,
4.75%, 7/01/22		6,662	6,704,062
Ply Gem Industries, Inc., Term Loan,
4.00%, 2/01/21		7,270	7,301,636
Wilsonart LLC, Tranche C Term Loan,
4.50%, 12/19/23		8,302	8,350,574

			40,197,889
Capital Markets — 0.4%
Lightstone Holdco LLC:
Initial Term B Loan, 6.54%, 1/30/24		5,654	5,734,602
Initial Term C Loan, 6.54%, 1/30/24		539	546,153
Moxie Patriot LLC, Construction B-1 Advances,
6.75%, 12/19/20		1,636	1,601,177
Royal Holdings, Inc., Initial Term Loan (Second
Lien), 8.50%, 6/19/23		1,291	1,292,648
SAM Finance Luxembourg S.à r.l. (Santandar),
Dollar Term Loan, 4.25%, 12/17/20		5,703	5,749,729

			14,924,309
Chemicals — 2.5%
Allnex (Luxembourg) & Cy SCA (FKA AI Chem &
Cy SCA):
Tranche B-2 Term Loan,
5.12% - 5.29%, 9/13/23		2,361	2,381,584
Tranche B-3 Term Loan,
5.12% - 5.29%, 9/13/23		1,779	1,794,262
Ascend Performance Materials Operations LLC,
Term B Loan, 6.50%, 8/12/22		9,083	9,145,595
Axalta Coating Systems Dutch Holding B BV
(Axalta Coating Systems U.S. Holdings, Inc.),
Term B-1 Dollar Loan, 3.50%, 2/01/23		6,870	6,953,913
Chemours Co., Tranche B Term Loan,
3.79%, 5/12/22		5,494	5,530,344
Huntsman International LLC:
2015 Extended Term B Dollar Loan,
3.78% - 5.75%, 4/19/19		1,383	1,388,615
2023 Term B Loan,
3.78% - 3.84%, 4/01/23		6,992	7,064,514

See Notes to Financial Statements.

10	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017

Schedule of Investments (continued)

Floating Rate Loan Interests (b)		Par (000)	Value
Chemicals (continued)
IPS Intermediate Holdings Corp. (IPS Structural Adhesives Holdings, Inc.), Initial Term Loan (First Lien), 6.25%, 12/20/23	USD	3,540	$3,566,550
Kleopatra Holdings 2 SCA, Initial U.S. Dollar Term Loan, 4.25%, 4/28/20		5,196	5,234,744
MacDermid, Inc. (Platform Specialty Products Corp.):
Term Loan B5, 4.50%, 6/07/20		6,144	6,217,903
Tranche B-4 Term Loan, 5.00%, 6/07/23		10,365	10,476,769
Oxea Finance & Cy SCA (Oxea Finance LLC), Tranche B-2 Term Loan (First Lien), 4.25%, 1/15/20		13,913	13,738,748
PQ Corp., First Amendment Tranche B-1 Term Loan, 5.29%, 11/04/22		3,975	4,030,860
Road Infrastructure Investment Holdings, Inc., Term Loan (First Lien), 3.50%, 6/13/23		2,085	2,093,945
Royal Holdings, Inc., 2017 Refinancing Term Loan (First Lien), 4.25%, 6/20/22		8,386	8,435,527

			88,053,873
Commercial Services & Supplies — 3.6%
Advanced Disposal Services, Inc. (FKA ADS Waste Holdings, Inc.), Additional Term Loan, 3.50%, 11/10/23		13,671	13,807,946
Allied Universal Holdco LLC (FKA USAGM Holdco LLC):
Amendment Delayed Draw Term Loan, 4.50% - 7.25%, 7/28/22		1,868	1,879,010
Incremental Term Loan, 5.50%, 7/28/22		15,378	15,467,610
Initial Loan (Second Lien), 9.54%, 7/28/23		2,915	2,955,081
Initial Term Loan (First Lien), 4.75% - 4.79%, 7/28/22		1,589	1,591,952
Aramark Corp., U.S. Term E Loan, 3.28% - 3.50%, 9/07/19		2,692	2,718,235
Dealer Tire LLC, New Term Loan, 4.75%, 12/22/21		4,937	5,010,558
Erie Acquisition Holdings, Inc. (GCA Services Group, Inc.), Term Loan (First Lien), 5.99% - 7.50%, 3/01/23		8,048	8,125,110
Harland Clarke Holdings Corp. (FKA Clarke American Corp.), Tranche B-6 Term Loan, 5.50%, 2/09/22		580	583,625
iQor U.S., Inc., Term B Loan (First Lien), 6.00%, 4/01/21		3,005	2,910,793
KAR Auction Services, Inc., Tranche B-3 Term Loan, 4.50%, 3/09/23		8,729	8,832,738
Livingston International, Inc., Initial Term B-1 Loan (First Lien), 5.50%, 4/18/19		3,093	3,051,884
Lonestar Intermediate Super Holdings LLC, Term Loan, 10.00%, 8/31/21		5,450	5,681,625
Packers Holdings LLC, Initial Term Loan, 4.75%, 12/02/21		6,811	6,913,474
Prime Security Services Borrower LLC (AKA Protection 1 Security Solutions), 2016-2 Refinancing Term B-1 Loan (First Lien), 4.25%, 5/02/22		9,322	9,407,509
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25% - 4.29%, 11/14/19		11,100	11,054,503
Trugreen Limited Partnership, Initial Term Loan (First Lien), 6.50%, 4/13/23		4,308	4,362,204
U.S. Security Associates Holdings, Inc., Initial Term Loan, 6.00%, 7/14/23		8,636	8,733,256
W3 Co., Term Loan (Second Lien), 9.25%, 9/13/20		1,456	398,064
Waste Industries USA, Inc., Term B Loan, 3.53%, 2/27/20		12,351	12,410,141

			125,895,318

Floating Rate Loan Interests (b)		Par (000)	Value
Communications Equipment — 0.4%
Commscope, Inc., Tranche 5 Term Loan (2015), 3.28%, 12/29/22	USD	4,355	$4,394,330
Riverbed Technology, Inc., First Amendment Term Loan, 4.25%, 4/25/22		10,434	10,513,628

			14,907,958
Construction & Engineering — 0.8%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.76% - 4.79%, 11/26/20		15,791	15,794,660
CNT Holdings III Corp., Refinancing Term Loan, 4.25%, 1/22/23		6,069	6,103,307
USIC Holdings, Inc., Initial Term Loan (First Lien), 4.75%, 12/08/23		4,760	4,786,799

			26,684,766
Construction Materials — 0.5%
Faenza Acquisition GmbH (CeramTec Acquisition Corp.):
Dollar Term B-3 Loan, 4.30%, 8/30/20		1,289	1,292,245
Initial Dollar Term B-1 Loan, 4.30%, 8/30/20		4,223	4,233,424
Initial Dollar Term B-2 Loan, 4.30%, 8/30/20		493	493,988
Headwaters, Inc., Term B-1 Loan, 4.00%, 3/24/22		3,246	3,254,644
Quikrete Holdings, Inc., Initial Loan (First Lien), 4.02%, 11/15/23		7,832	7,922,411

			17,196,712
Containers & Packaging — 2.2%
Anchor Glass Container Corp., Term Loan (First Lien), 4.25%, 12/07/23		2,085	2,109,332
Ardagh Holdings USA, Inc. (Ardagh Packaging Finance SA), New Term Loan, 4.01%, 12/17/21		3,563	3,572,011
Berlin Packaging LLC, Initial Term Loan (First Lien), 4.50%, 10/01/21		3,568	3,596,597
Berry Plastics Corp., Term I Loan, 3.28%, 10/01/22		26,147	26,324,688
BWay Intermediate Company, Inc., Initial Term Loan (2016), 4.75% - 6.50%, 8/14/23		14,779	14,783,276
Flex Acquisition Co., Inc. (AKA Novolex), Initial Term Loan, 4.25%, 12/29/23		3,250	3,271,937
Kleopatra Holdings 2 SCA, Initial German Borrower Dollar Term Loan, 4.25%, 4/28/20		2,220	2,237,071
Reynolds Group Holdings, Inc., Incremental U.S. Term Loan, 3.00%, 2/05/23		18,174	18,309,983
Signode Industrial Group Lux SA (Signode Industrial Group U.S., Inc.), Initial Term B Loan, 3.75% - 4.00%, 5/01/21		3,275	3,287,209

			77,492,104
Distributors — 0.1%
American Tire Distributors, Inc., Initial Term Loan, 5.25%, 9/01/21		4,935	4,912,420
Diversified Consumer Services — 1.0%
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.), Effective Date Incremental Term Loan, 3.52%, 11/07/23		10,857	10,967,031
CH Hold Corp. (AKA Caliber Collision):
Delayed Draw Term Loan (First Lien), 3.00%, 2/01/24		500	505,000
Initial Term Loan (First Lien), 3.00%, 2/01/24		5,015	5,065,150
Initial Term Loan (Second Lien), 7.25%, 2/03/25		1,470	1,495,725

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017	11

Schedule of Investments (continued)

Floating Rate Loan Interests (b)		Par (000)	Value
Diversified Consumer Services (continued)
ServiceMaster Co. LLC, Tranche C Term Loan, 3.28%, 11/08/23	USD	11,040	$11,150,400
Weight Watchers International, Inc., Initial Tranche B-2 Term Loan, 4.03% - 4.25%, 4/02/20		8,019	7,032,975

			36,216,281
Diversified Financial Services — 2.9%
AlixPartners LLP, 2016 Refinancing Term B Loan, 4.00%, 7/28/22		9,305	9,391,125
Camelot U.S. Acquisition 1 Co. (AKA Thomson Reuters Intellectual Property & Science), Initial Term Loan, 4.75%, 10/03/23		23,925	24,189,170
Jefferies Finance LLC (JFIN Co-Issuer Corp.) AKA Project Shot Put, Term Loan, 4.56%, 5/14/20		6,747	6,696,646
nThrive, Inc. (FKA Precyse Acquisition Corp.), Initial Term Loan (First Lien), 6.50%, 10/20/22		9,294	9,410,138
PetCo Animal Supplies, Inc., Term Loan, 4.29%, 1/26/23		11,877	11,431,780
SolarWinds Holdings, Inc., 2017 Refinancing Term Loan, 4.50%, 2/03/23		11,845	11,861,822
Solera LLC (Solera Finance, Inc.), Dollar Term Loan, 5.75%, 3/03/23		8,618	8,664,683
SS&C European Holdings S.à r.l., Term B-2 Loan, 4.03%, 7/08/22		2,067	2,076,422
TKC Holdings, Inc.:
Initial Term Loan (First Lien), 4.75%, 2/01/23		8,595	8,659,463
Initial Term Loan (Second Lien), 7.75%, 2/01/24		4,472	4,480,407
Veritas U.S., Inc., Initial Dollar Term B-1 Loan, 5.63%, 1/27/23		4,462	4,449,462
Virgin Media SFA Finance Ltd., J Facility, 3.50%, 1/31/26	GBP	2,297	2,875,954

			104,187,072
Diversified Telecommunication Services — 7.8%
Avaya, Inc.:
Term B-7 Loan, 6.28%, 5/29/20 (c)(d)	USD	1,036	827,117
Term Facility, 7.50%, 1/24/18		240	247,634
Cincinnati Bell, Inc., Tranche B Term Loan, 4.00%, 9/10/20		1,806	1,820,489
Consolidated Communications, Inc.:
2016 Incremental Term Loan, 3.00%, 10/05/23		2,890	2,906,502
Initial Term Loan, 4.00%, 10/05/23		4,489	4,514,381
Electric Lightwave Holdings, Inc. (FKA Integra Telecom Holdings, Inc.):
Term B-1 Loan (Second Lien), 9.75%, 2/12/21		3,422	3,420,757
Term B-1 Loan, 5.25% - 7.00%, 8/14/20		8,110	8,111,848
Hawaiian Telcom Communications, Inc., Term Loan, 5.25% - 5.29%, 6/06/19		5,097	5,097,364
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19		33,044	32,818,303
Level 3 Financing, Inc., Term Loan B, 2.25%, 2/15/24		67,155	67,466,599
LTS Buyer LLC (Sidera Networks, Inc.), Term B Loan (First Lien), 4.25%, 4/13/20		23,325	23,495,176
New LightSquared LLC, Loan, 9.75%, 6/15/20 (c)(d)		36,783	35,973,920
Numericable U.S. LLC, USD TLB-10 Term Loan, 4.29%, 1/14/25		4,052	4,080,418
Telesat Canada, Term B-4 Loan, 3.85%, 11/17/23		6,529	6,593,923
Virgin Media Bristol LLC, I Facility, 3.52%, 1/31/25		22,535	22,622,661

Floating Rate Loan Interests (b)		Par (000)	Value
Diversified Telecommunication Services (continued)
WaveDivision Holdings LLC, Initial Term Loan, 3.60% - 3.79%, 10/15/19	USD	7,442	$7,468,181
Zayo Group LLC (Zayo Capital, Inc.):
2017 Incremental Acquisition Term Loan, 2.50%, 1/19/24		9,480	9,568,985
2017 Incremental Refinancing B-1 Term Loan, 2.78%, 1/19/21		2,050	2,064,945
2017 Incremental Refinancing B-2 Term Loan, 2.50%, 1/19/24		19,690	19,874,046
Ziggo Secured Finance Partnership, Term Loan E Facility, 2.50%, 4/15/25		17,865	17,916,094

			276,889,343
Electric Utilities — 1.4%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), 2016 Additional Term Loan (DIP), 4.30%, 6/30/17		31,890	31,969,224
Vistra Operations Co. LLC (FKA Texas Competitive Electric Holdings Co. LLC (TXU)):
2016 Incremental Term Loan, 4.02%, 12/14/23		3,975	3,997,975
Initial Term C Loan, 3.53%, 8/04/23		2,363	2,373,738
Initial Term Loan, 3.53%, 8/04/23		10,358	10,404,467

			48,745,404
Electrical Equipment — 0.5%
Cortes NP Acquistion Corp. (Vertiv Co.), Initial Term Loan, 6.00% - 6.04%, 11/30/23		16,538	16,654,607
Electronic Equipment, Instruments & Components — 0.7%
CPI Acquisition, Inc., Term Loan (First Lien), 5.83%, 8/17/22		3,776	3,388,866
Dell International LLC (EMC Corp.):
Term A-2 Loan, 2.25%, 9/07/21		12,030	12,048,045
Term B Loan, 4.04%, 9/07/23		10,324	10,387,102

			25,824,013
Energy Equipment & Services — 0.4%
Drillships Financing Holding, Inc. (Ocean Rig), Tranche B-1 Term Loan, 6.06%, 3/31/21		5,386	4,405,940
Seventy Seven Operating LLC, Term Loan, 3.78%, 6/25/20		820	812,074
Weatherford International Ltd., Loan, 3.09%, 7/13/20		7,265	7,101,372

			12,319,386
Equity Real Estate Investment Trusts (REITs) — 0.4%
Communications Sales & Leasing, Inc. (CSL Capital LLC), Term Loan, 4.00%, 10/24/22		10,297	10,343,761
RHP Hotel Properties LP, Tranche B Term Loan, 3.75%, 1/15/21		3,868	3,900,245

			14,244,006
Food & Staples Retailing — 2.4%
Albertson’s LLC:
2016-2 Term B-4 Loan, 3.78%, 8/25/21		22,382	22,648,306
2016-2 Term B-5 Loan, 4.25%, 12/21/22		1,335	1,353,694
BJ’s Wholesale Club, Inc.:
Initial Term Loan (Second Lien), 8.50%, 2/03/25		6,620	6,610,335
Tranche B Term Loan (First Lien), 4.75%, 2/03/24		16,145	16,013,903
Rite Aid Corp.:
Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		3,545	3,554,300
Tranche 2 Term Loan (Second Lien), 4.88%, 6/21/21		12,855	12,897,370

See Notes to Financial Statements.

12	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017

Schedule of Investments (continued)

Floating Rate Loan Interests (b)		Par (000)	Value
Food & Staples Retailing (continued)
U.S. Foods, Inc. (AKA U.S. Foodservice, Inc.), Initial Term Loan, 3.53%, 6/27/23	USD	20,024	$20,269,636

			83,347,544
Food Products — 1.8%
Chobani LLC (Chobani Idaho LLC), Closing Date Term Loan (First Lien), 5.25%, 10/09/23		6,832	6,913,164
Dole Food Co., Inc., Tranche B Term Loan, 4.50% - 6.25%, 11/01/18		7,628	7,651,311
Hostess Brands LLC, 2016 Refinancing Term B Loan (First Lien), 4.00%, 8/03/22		14,187	14,353,231
JBS USA Lux SA (FKA JBS USA LLC), Initial Term Loan, 3.28%, 10/30/22		12,185	12,251,043
Pinnacle Foods Finance LLC, Initial Term Loan, 2.00%, 2/01/24		15,905	15,977,845
Reddy Ice Corp.:
Term B Loan (First Lien), 6.75% - 8.25%, 5/01/19		3,236	3,187,070
Term B Loan (Second Lien), 10.75%, 11/01/19		2,961	2,587,174

			62,920,838
Gas Utilities — 0.1%
Samchully Midstream 3 LLC, Initial Term Loan, 5.75%, 10/20/21		3,797	3,721,021
Health Care Equipment & Supplies — 1.5%
Alere, Inc. (FKA IM U.S. Holdings LLC):
Term A Loan, 3.78% - 5.75%, 6/18/20		2,294	2,295,982
Term B Loan, 4.25%, 6/20/22		7,820	7,833,482
Auris Luxembourg III S.à r.l. (AKA Siemens Audiology), Facility B4, 4.25%, 1/17/22		9,191	9,267,675
DJO Finance LLC, Initial Term Loan, 4.25%, 6/08/20		14,180	13,914,175
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-2 Loan, 5.00%, 8/17/18		9,617	9,492,291
Ortho-Clinical Diagnostics Holdings Luxembourg S.à r.l., Initial Term Loan, 4.75%, 6/30/21		9,526	9,434,495

			52,238,100
Health Care Providers & Services — 5.2%
Acadia Healthcare Co., Inc.:
Tranche B-1 Term Loan, 3.78%, 2/11/22		1,365	1,374,805
Tranche B-2 Term Loan, 3.78%, 2/16/23		7,079	7,133,783
ADMI Corp. (AKA Aspen Dental), Initial Term Loan, 5.25% - 5.29%, 4/29/22		4,456	4,475,827
Change Healthcare Holdings, Inc. (FKA Emdeon, Inc.):
Term B-2 Loan, 3.75%, 11/02/18		9,421	9,432,277
Term B-3 Loan, 3.75%, 11/02/18		3,732	3,732,466
CHG Healthcare Services, Inc. (FKA CHG Buyer Corp.), Term Loan (First Lien), 4.75%, 6/07/23		12,719	12,877,874
CHS/Community Health Systems, Inc.:
Incremental 2018 Term F Loan, 3.25%, 12/31/18		14,913	14,868,628
Incremental 2019 Term G Loan, 2.75%, 12/31/19		7,043	6,979,540
Incremental 2021 Term H Loan, 3.00%, 1/27/21		3,342	3,283,298
Term Loan A, 3.28%, 1/25/19		6,850	6,828,628
Curo Health Services Holdings, Inc., Term B Loan (First Lien), 6.54%, 2/07/22		3,402	3,414,707
DaVita Inc. (FKA DaVita HealthCare Partners, Inc.), Tranche B Term Loan, 3.53%, 6/24/21		6,264	6,340,555
Envision Healthcare Corp. (FKA Emergency Medical Services Corp.), Initial Term Loan, 4.00%, 12/01/23		25,910	26,222,993
HC Group Holdings III, Inc., Initial Term Loan (First Lien), 6.00%, 4/07/22		10,963	10,579,282

Floating Rate Loan Interests (b)		Par (000)	Value
Health Care Providers & Services (continued)
HCA, Inc., Tranche B-6 Term Loan, 4.03%, 3/17/23	USD	9,277	$9,346,505
Millennium Lender Claim:
Term Loan, 0.00%, (c)		7,745	77
Term Loan, 0.00%, (c)		7,267	73
MPH Acquisition Holdings LLC, Initial Term Loan, 5.00%, 6/07/23		10,653	10,814,783
National Mentor Holdings, Inc., Tranche B Term Loan, 4.25%, 1/31/21		2,515	2,515,811
NVA Holdings, Inc.:
Incremental Term B-1 Loan (First Lien), 5.50%, 8/14/21		2,129	2,128,632
Term Loan (First Lien), 4.75%, 8/14/21		2,837	2,851,637
Term Loan B2, 3.50%, 8/14/21		1,614	1,630,092
Press Ganey Holdings, Inc.:
Initial Loan (Second Lien), 8.25%, 10/21/24		2,805	2,847,075
Initial Term Loan, 4.25%, 10/23/23		5,525	5,531,906
Surgery Center Holdings, Inc., Initial Term Loan (First Lien), 4.75%, 11/03/20		6,433	6,469,619
Surgical Care Affiliates, Inc., Incremental Term Loan, 3.75%, 3/17/22		8,936	8,947,137
U.S. Renal Care, Inc., Initial Term Loan (First Lien), 5.25%, 12/30/22		5,637	5,185,853
Vizient, Inc., Term B-2 Loan, 5.00%, 2/13/23		6,445	6,529,545

			182,343,408
Health Care Technology — 0.9%
Change Healthcare Holdings, Inc., Term Loan B, 2.75%, 2/03/24		33,185	33,323,381
Hotels, Restaurants & Leisure — 5.6%
Amaya Holdings BV:
Initial Term B Loan (First Lien), 5.00%, 8/01/21		15,416	15,425,802
Initial Term B Loan (Second Lien), 8.00%, 8/01/22		2,509	2,515,800
AMF Bowling Centers, Inc., Term B Loan (First Lien), 6.00%, 9/19/23		6,400	6,421,272
B.C. Unlimited Liability Co. (New Red Finance, Inc.) (AKA Burger King/Tim Hortons), Term B-3 Loan, 3.25%, 2/16/24		28,414	28,396,117
Bass Pro Group LLC:
Asset-Sale Term Loan, 5.72%, 6/08/18		3,840	3,840,000
Initial Term Loan, 5.97%, 12/15/23		4,720	4,527,943
New Term Loan (2015), 4.02%, 6/05/20		1,685	1,612,931
Boyd Gaming Corp.:
Term A Loan Sold Out 09/15/2016, 2.50%, 9/15/21		4,348	4,334,986
Term B Loan, 4.00%, 8/14/20		3,492	3,505,533
Term B Loan, 3.71%, 9/15/23		5,403	5,459,796
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.), Term B-7 Loan, 9.25%, 3/01/17		13,599	16,330,087
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		31,976	32,241,886
CCM Merger, Inc. (MotorCity Casino Hotel), Term Loan, 4.03%, 8/06/21		7,066	7,118,986
Eldorado Resorts, Inc., Initial Term Loan, 4.25%, 7/25/22		12,212	12,349,234
ESH Hospitality, Inc., Term B Loan, 3.78%, 8/30/23		11,142	11,217,284
Four Seasons Holdings, Inc., Term Loan (First Lien) 2013, 4.00%, 11/30/23		1,265	1,282,166
Gateway Casinos & Entertainment Ltd., USD Term Loan B, 3.75%, 2/15/23		1,895	1,905,669
KFC Holding Co. (AKA Yum! Brands), Term B Loan, 3.53%, 6/16/23		5,816	5,889,693

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017	13

Schedule of Investments (continued)

Floating Rate Loan Interests (b)		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
La Quinta Intermediate Holdings LLC, Initial Term
Loan, 3.77%, 4/14/21	USD	1,591	$1,600,883
MGM Growth Properties Operating Partnership
LP, Term B Loan, 3.28%, 4/25/23		18,068	18,209,577
Penn National Gaming, Inc., Term Loan B,
3.28%, 1/19/24		2,260	2,277,425
Scientific Games International, Inc., Term B-3
Loan, 4.77% - 4.85%, 10/01/21		8,512	8,643,596
Station Casinos LLC, Term B Facility Loan,
3.28%, 6/08/23		3,358	3,373,260

			198,479,926
Household Durables — 0.7%
Serta Simmons Bedding LLC:
Initial Term Loan (First Lien),
4.54%, 11/08/23		17,550	17,623,535
Initial Term Loan (Second Lien),
9.04%, 11/08/24		6,105	6,219,469

			23,843,004
Household Products — 0.2%
Spectrum Brands Canada, Inc., 2016
Replacement USD Term Loan,
3.28% - 3.51%, 6/23/22		8,328	8,431,072
Independent Power and Renewable Electricity Producers — 2.1%
Calpine Construction Finance Co. LP, Term B-1
Loan, 3.03%, 5/03/20		5,911	5,908,031
Calpine Corp.:
Term Loan (2015), 3.75%, 1/15/23		3,148	3,162,461
Term Loan (2016), 3.75%, 5/31/23		3,994	4,017,537
Term Loan (2017), 2.60%, 12/31/19		9,670	9,659,653
Term Loan, 3.75%, 1/15/24		8,066	8,103,248
Dynegy, Inc., Tranche C-1 Term Loan,
4.25%, 6/27/23		20,129	20,328,847
Eastern Power LLC (Eastern Covert Midco LLC)
(AKA TPF II LC LLC), Term Loan,
5.00%, 10/02/21		4,611	4,651,960
Exgen Texas Power LLC, Term Loan,
5.75%, 9/18/21		4,760	3,374,625
Granite Acquisition, Inc.:
Term B Loan (First Lien),
5.00%, 12/17/21		12,982	13,105,518
Term C Loan (First Lien),
5.00%, 12/17/21		583	588,410
Terra-Gen Finance Co. LLC, Term Loan,
5.25%, 12/09/21		2,954	2,725,160

			75,625,450
Insurance — 1.8%
AmWINS Group, Inc., Term Loan (First Lien),
2.75%, 1/25/24		10,915	10,969,575
AssuredPartners, Inc., 2016 Refinancing Term
Loan, 5.25%, 10/21/22		7,917	7,999,347
Asurion LLC (FKA Asurion Corp.):
Incremental Tranche B-5 Term Loan,
4.75%, 11/03/23		5,661	5,733,611
Replacement B-2 Term Loan,
4.03%, 7/08/20		1,885	1,904,540
Replacement B-4 Term Loan,
4.25%, 8/04/22		10,747	10,874,971
Hub International Ltd., Initial Term Loan,
4.00% - 4.03%, 10/02/20		5,756	5,799,260

Floating Rate Loan Interests (b)		Par (000)	Value
Insurance (continued)
Sedgwick Claims Management Services, Inc.:
2016 New Term Loan, 4.25%, 3/01/21	USD	2,030	$2,043,765
Initial Loan (Second Lien),
6.75%, 2/28/22		9,510	9,537,769
Initial Term Loan (First Lien),
3.75%, 3/01/21		8,429	8,447,505

			63,310,343
Internet Software & Services — 1.7%
Cotiviti Corp. (Cotiviti Domestic Holdings, Inc.),
Initial Term B Loan (First Lien),
3.75%, 9/28/23		13,900	13,995,476
Go Daddy Operating Co. LLC:
Delayed Draw Term Loan,
2.50%, 2/15/24		9,401	9,421,699
Term Loan B, 2.50%, 2/15/24		7,075	7,091,068
GTCR Valor Companies, Inc., Initial Term Loan
(First Lien), 7.00%, 6/16/23		6,880	6,920,538
Hyland Software, Inc., Term-1 Loan (First Lien),
3.25%, 7/01/22		1,690	1,712,548
Rackspace Hosting, Inc., Term B Loan (First
Lien), 4.50%, 11/03/23		14,060	14,209,458
Trader Corp., Term Loan, 5.00%, 9/28/23		5,745	5,761,775

			59,112,562
IT Services — 3.2%
Engility Corp. (FKA TASC, Inc.):
Term B1 Loan, 7.00%, 8/12/20		1,433	1,443,555
Term B2 Loan, 7.50%, 8/14/23		2,633	2,660,825
First Data Corp.:
2021C New Dollar Term Loan,
3.78%, 3/24/21		31,608	31,879,541
Term Loan A, 2.78%, 6/02/20		8,430	8,437,074
Global Payments, Inc., Term B Loan,
3.28%, 4/21/23		6,083	6,143,663
IG Investments Holdings LLC, Extended Tranche
Term B Loan, 6.00%, 10/31/21		10,569	10,634,926
Optiv, Inc.:
Initial Term Loan (First Lien),
4.25%, 2/01/24		17,040	17,141,218
Initial Term Loan (Second Lien),
8.25%, 1/31/25		4,453	4,506,871
Sabre GLBL, Inc. (FKA Sabre, Inc.), 2017
Incremental Term Loan, 3.53%, 2/22/24		12,174	12,265,571
Vantiv LLC (FKA Fifth Third Processing Solutions
LLC), Term B Loan, 3.27%, 10/14/23		2,126	2,146,863
WEX, Inc., Term B Loan, 4.28%, 6/30/23		15,348	15,578,093

			112,838,200
Leisure Products — 0.2%
Leslie’s Poolmart, Inc., Tranche B Term Loan,
5.25%, 8/16/23		7,518	7,541,970
Life Sciences Tools & Services — 2.5%
DPX Holdings BV (FKA JLL/Delta Dutch Newco
BV), 2015 Incremental Dollar Term Loan,
4.25%, 3/11/21		24,131	24,234,003
Houghton Mifflin Harcourt Co., Term Loan,
4.00%, 5/28/21		10,313	9,571,562
Inventiv Group Holdings, Inc., Initial Term Loan,
4.75%, 11/09/23		16,617	16,718,036
Jaguar Holding Co. I (AKA Pharmaceutical
Product Development, Inc.), Initial Term Loan,
4.25%, 8/18/22		26,867	27,000,982

See Notes to Financial Statements.

14	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017

Schedule of Investments (continued)

Floating Rate Loan Interests (b)		Par (000)	Value
Life Sciences Tools & Services (continued)
Sterigenics-Nordion Holdings LLC, Initial Term
Loan, 4.25%, 5/16/22	USD	11,430	$11,423,275

			88,947,858
Machinery — 3.1%
Accudyne Industries Borrower SCA/Accudyne
Industries LLC (FKA Silver II U.S. Holdings
LLC), Refinancing Term Loan,
4.00%, 12/13/19		18,375	17,517,665
Ameriforge Group, Inc., Initial Term Loan
(Second Lien), 8.75%, 12/21/20		1,715	165,789
Columbus McKinnon Corp., Initial Term Loan,
3.00%, 1/31/24		1,077	1,082,728
Filtration Group Corp., Term Loan (First Lien),
4.30%, 11/23/20		15,597	15,717,783
FPC Holdings, Inc., Initial Loan (First Lien),
5.25%, 11/19/19		4,962	4,659,552
Gardner Denver, Inc., Initial Dollar Term Loan,
4.25% - 4.57%, 7/30/20		6,467	6,450,610
Gates Global LLC, Initial Dollar Term Loan,
4.25%, 7/06/21		20,177	20,179,971
Milacron LLC, Term Loan B, 3.00%, 9/28/23		2,980	2,993,052
Mueller Water Products, Inc., Term Loan B,
3.28%, 11/25/21		5,074	5,121,562
Navistar, Inc., Tranche B Term Loan,
5.00%, 8/07/20		5,246	5,275,973
RBS Global, Inc. (Rexnord LLC), Term B Loan
Refinancing (First Lien),
3.75% - 4.00%, 8/21/23		10,956	11,015,885
Safway Group Holding LLC, Initial Term Loan,
5.75%, 8/21/23		13,731	13,902,220
Wabash National Corp., Tranche B-2 Loan,
3.53%, 3/18/22		4,636	4,657,408

			108,740,198
Media — 6.1%
Advantage Sales & Marketing, Inc., Initial Term
Loan (First Lien), 4.25%, 7/23/21		4,699	4,675,466
A-L Parent LLC (AKA Learfield Communications),
Initial Term Loan (First Lien),
4.25%, 12/01/23		5,360	5,420,300
Altice France SA (Numericable-SFR SA), USD
TLB-7 Loan, 5.29%, 1/15/24		3,725	3,757,213
Altice U.S. Finance I Corp., 2016 Refinancing
Term Loan, 3.78%, 1/15/25		14,691	14,843,829
AMC Entertainment Holdings, Inc. (FKA AMC
Entertainment, Inc.), 2016 Incremental Term
Loan, 3.53%, 12/15/23		4,115	4,158,207
CBS Radio, Inc., Term Loan, 4.50%, 10/17/23		5,706	5,755,585
Charter Communications Operating LLC (AKA
CCO Safari LLC), Term Loan I-1,
3.03%, 1/15/24		25,433	25,587,263
Creative Artists Agency LLC, Term Loan B,
3.50%, 2/10/24		9,995	10,088,753
CSC Holdings LLC (FKA CSC Holdings, Inc.
(Cablevision)), 2016 Extended Term Loan,
3.77%, 10/11/24		13,766	13,897,373
Entercom Radio LLC, Term B Loan,
4.50% - 6.25%, 11/01/23		2,991	3,002,530
Gray Television, Inc., Term B-2 Loan,
6.25%, 2/07/24		3,950	3,979,625
GTT Communications, Inc., Term Loan,
5.00%, 1/09/24		2,057	2,085,284
Hemisphere Media Holdings LLC (International
Espanol, Inc.), Term B-1 Loan,
4.27%, 2/14/24		3,651	3,642,234
iHeartCommunications, Inc. (FKA Clear Channel
Communications, Inc.):
Tranche D Term Loan, 7.53%, 1/30/19		23,821	20,670,840

Floating Rate Loan Interests (b)		Par (000)	Value
Media (continued)
Tranche E Term Loan, 8.28%, 7/30/19	USD	5,460	$4,722,900
Liberty Cablevision of Puerto Rico LLC (FKA San
Juan Cable LLC), Term B Loan (First Lien),
4.52%, 1/07/22		5,485	5,471,287
Live Nation Entertainment, Inc., Term B-2 Loan,
3.31%, 10/31/23		3,672	3,714,799
MCC Iowa LLC, Tranche J Term Loan,
3.50%, 6/30/21		1,633	1,643,838
Mission Broadcasting, Inc., Term B Loan,
3.77%, 1/17/24		1,919	1,948,229
Nexstar Broadcasting, Inc., Term B Loan,
3.77%, 1/17/24		20,206	20,515,182
Radiate Holdco LLC (AKA RCN Grande), Term
Loan, 3.78%, 12/09/23		5,820	5,862,835
Telenet Financing USD LLC, Term Loan AF
Facility, 3.77%, 1/31/25		16,460	16,604,025
Tribune Media Co. (FKA Tribune Co.), Term Loan C,
3.78%, 1/26/24		16,806	16,947,493
Univision Communications, Inc., Replacement
First-Lien Term Loan (C-4),4.00%, 3/01/20		16,439	16,497,250
William Morris Endeavor Entertainment LLC (IMG
Worldwide Holdings LLC), Term Loan,
3.03%, 5/06/21		1,530	1,534,146

			217,026,486
Metals & Mining — 0.1%
WireCo WorldGroup, Inc. (WireCo WorldGroup
Finance LP), Term B Loan, 6.50%, 9/29/23		2,933	2,953,413
Multiline Retail — 0.3%
Evergreen Acqco 1 LP, New Term Loan,
5.00%, 7/09/19		1,413	1,251,895
Hudson’s Bay Co., Initial Term Loan,
4.25%, 9/30/22		10,589	10,395,089

			11,646,984
Multi-Utilities — 0.1%
Power Borrower LLC, Initial Term Loan (Second
Lien), 8.25%, 11/06/20		4,800	4,776,000
Oil, Gas & Consumable Fuels — 3.8%
Arch Coal, Inc., Term Loan, 3.78%, 3/07/24		2,840	2,840,000
Bronco Midstream Funding LLC, Term Loan,
5.06%, 8/17/20		8,508	8,550,141
California Resources Corp.:
Loan, 11.38%, 12/31/21		14,625	16,477,549
Term Loan, 3.78%, 9/24/19		11,111	10,684,797
Chesapeake Energy Corp., Class A Loan,
8.55%, 8/23/21		16,971	18,328,549
CITGO Holding, Inc., Term Loan,
9.50%, 5/12/18		4,295	4,362,665
Energy Transfer Equity LP, Loan,
3.53%, 2/02/24		11,154	11,181,545
Gavilan Resources LLC, Term Loan (Second
Lien), 6.00%, 2/24/24		9,330	9,236,700
MEG Energy Corp., Initial Term Loan,
4.54%, 12/31/23		16,103	16,189,305
Peabody Energy Corp., Exit Term Loan (First
Lien), 4.50%, 2/08/22		3,565	3,590,240
Team Health Holdings, Inc., Initial Term Loan,
3.75%, 2/06/24		14,865	14,818,621
Ultra Resources, Inc., Revolving Credit,
0.00%, 10/06/16 (c)(d)		6,672	6,813,780
Veresen Midstream LP, Tranche B-1 Term Loan,
5.25%, 3/31/22		10,580	10,685,959

			133,759,851

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017	15

Schedule of Investments (continued)

Floating Rate Loan Interests (b)		Par (000)	Value
Personal Products — 0.3%
Revlon Consumer Products Corp., Term B Loan,
4.28%, 9/07/23	USD	11,601	$11,663,338
Pharmaceuticals — 3.4%
Akorn, Inc., Loan, 5.25%, 4/16/21		9,168	9,293,985
Alpha 3 BV (AKA Atotech), Initial Term B-1 Loan,
4.00%, 1/31/24		8,555	8,640,550
Capsugel Holdings U.S., Inc., New Dollar Term
Loan, 4.00%, 7/31/21		14,033	14,058,935
Catalent Pharma Solutions, Inc. (FKA Cardinal
Health 409, Inc.), Dollar Term Loan,
3.75%, 5/20/21		17,390	17,593,348
Endo Luxembourg Finance Co. I S.à r.l., 2015
Incremental Term B Loan, 3.81%, 9/26/22		6,320	6,345,219
Mallinckrodt International Finance SA:
Initial Term B Loan, 2.50%, 3/19/21		1,985	1,986,648
Term Loan B, 2.75%, 9/24/24		5,480	5,500,550
Prestige Brands, Inc., Term B-4 Loan,
3.53%, 1/26/24		12,578	12,730,294
RPI Finance Trust, Term B-5 Term Loan,
3.50%, 10/14/22		4,698	4,750,301
Valeant Pharmaceuticals International, Inc.:
Series A-3 Tranche A Term Loan,
4.53%, 10/20/18		1,457	1,457,411
Series A-4 Tranche A Term Loan,
3.75%, 4/01/20		5,400	5,398,326
Series C-2 Tranche B Term Loan,
5.28%, 12/11/19		20,970	21,062,296
Series D-2 Tranche B Term Loan,
5.03%, 2/13/19		2,198	2,207,623
Series E-1 Tranche B Term Loan,
5.27%, 8/05/20		7,370	7,412,337
Series F-1 Tranche B Term Loan,
5.53%, 4/01/22		2,880	2,897,850

			121,335,673
Professional Services — 1.3%
DTI Holdco, Inc., Initial Term Loan,
6.25% - 6.29%, 10/02/23		7,052	7,031,732
Employbridge LLC (FKA Koosharem LLC), Term
Loan, 7.50%, 5/15/20		2,068	1,923,414
EWT Holdings III Corp. (FKA WTG Holdings III
Corp.), Term Loan (First Lien),
4.75%, 1/15/21		6,129	6,152,012
Sterling Midco Holdings, Inc. (FKA Sterling
Holdings Ultimate Parent, Inc.), Initial Term
Loan (First Lien), 5.75%, 6/20/22		7,289	7,252,905
Trans Union LLC, 2016 Incremental Term B-2
Commitment, 3.28%, 4/09/23		22,506	22,738,110

			45,098,173
Real Estate Management & Development — 0.8%
CityCenter Holdings LLC, Term B Loan,
3.75%, 10/16/20		10,548	10,677,713
DTZ U.S. Borrower LLC (DTZ AUS Holdco PTY
Ltd.) (AKA Cushman & Wakefield), 2015-1
Additional Term Loan (First Lien),
4.25% - 4.30%, 11/04/21		9,229	9,279,150
Realogy Group LLC (FKA Realogy Corp.), Initial
Term B Loan, 3.03%, 7/20/22		9,155	9,223,360

			29,180,223
Road & Rail — 0.2%
Gruden Acquisition, Inc. (AKA Quality
Distribution), Term Loan (First Lien),
5.75%, 8/18/22		5,737	5,622,309
SIRVA Worldwide, Inc., Tranche B Loan,
7.50% - 7.55%, 11/22/22		3,062	2,993,105

			8,615,414

Floating Rate Loan Interests (b)		Par (000)	Value
Semiconductors & Semiconductor Equipment — 0.3%
Cavium, Inc., Initial Term B Loan,
3.78%, 8/16/22	USD	2,991	$3,017,004
Microsemi Corp., Closing Date Term B Loan,
3.03%, 1/15/23		3,115	3,136,622
ON Semiconductor Corp., 2016 New
Replacement Term Loan, 4.03%, 3/31/23		4,110	4,144,920

			10,298,546
Software — 5.7%
Applied Systems, Inc.:
Initial Term Loan (First Lien),
4.00%, 1/25/21		3,710	3,734,632
Initial Term Loan (Second Lien),
7.50%, 1/24/22		1,746	1,758,814
Aptean, Inc., Initial Term Loan (First Lien),
6.00%, 12/20/22		3,290	3,335,237
BMC Software Finance, Inc., Initial U.S. Term
Loan, 5.00%, 9/10/20		15,800	15,879,758
Diamond U.S. Holding LLC (Dealogic), Initial
Term Loan, 4.75%, 12/17/21		3,714	3,728,128
First Data Corp., 2022C New Dollar Term Loan,
3.00%, 7/08/22		11,040	11,111,259
Infor (U.S.), Inc. (FKA Lawson Software, Inc.),
Tranche B-6 Term Loan, 3.75%, 2/01/22		18,397	18,410,059
Informatica Corp., Dollar Term Loan,
4.50%, 8/05/22		19,701	19,577,913
Information Resources, Inc. (FKA Symphonyiri
Group, Inc.), Initial Term Loan (First Lien),
5.25%, 1/18/24		4,435	4,487,688
Ivanti Software, Inc. (FKA LANDesk Group, Inc.),
Term Loan (First Lien), 5.25%, 1/20/24		2,370	2,381,423
Kronos, Inc.:
Initial Term Loan (First Lien),
5.00% - 5.03%, 11/01/23		15,210	15,382,633
Initial Term Loan (Second Lien),
9.28%, 11/01/24		8,065	8,332,839
Mitchell International, Inc.:
Initial Loan (Second Lien),
8.54%, 10/11/21		5,000	4,990,650
Initial Term Loan, 4.50%, 10/13/20		8,277	8,323,376
RP Crown Parent LLC, Initial Term Loan,
4.50%, 10/12/23		11,086	11,179,595
Sophia LP, Term B Loan, 4.25%, 9/30/22		14,029	14,074,993
SS&C Technologies, Inc., Term B-1 Loan,
4.03%, 7/08/22		21,533	21,632,666
Synchronoss Technologies, Inc., Initial Term
Loan, 2.75%, 1/19/24		11,585	11,613,963
TIBCO Software, Inc., Term B Loan,
5.50%, 12/04/20		9,375	9,490,388
VF Holding Corp., Term B-1 Loan (First Lien),
4.25%, 6/30/23		12,065	12,162,711

			201,588,725
Specialty Retail — 2.1%
Academy Ltd., Initial Term Loan,
5.00% - 5.04%, 7/01/22		8,241	6,500,406
Coinstar LLC, Term B Loan (First Lien),
5.25%, 9/27/23		4,526	4,564,357
Harbor Freight Tools USA, Inc., Initial Loan
(2016), 3.78%, 8/18/23		15,158	15,166,310
Michaels Stores, Inc., 2016 New Replacement
Term B-1 Loan, 3.75%, 1/30/23		18,069	18,017,185
National Vision, Inc., Initial Term Loan (First
Lien), 4.00%, 3/12/21		14,502	14,492,971
Party City Holdings, Inc., 2016 Replacement
Term Loan, 3.79% - 3.86%, 8/19/22		15,949	15,823,112

See Notes to Financial Statements.

16	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017

Schedule of Investments (continued)

Floating Rate Loan Interests (b)		Par (000)	Value
Specialty Retail (continued)
Things Remembered, Inc., PIK Term Loan, 12.00% (1.00% Cash and 11.00% PIK), 2/29/20 (e)	USD	1,028	$256,926

			74,821,267
Technology Hardware, Storage & Peripherals — 0.1%
Oberthur Technologies Holding SAS (FKA OT Frenchco 1 SAS), Facility B1 (USD), 4.70%, 1/10/24		1,320	1,332,647
Western Digital Corp., Term A Loan, 2.78%, 4/29/21		2,319	2,324,545

			3,657,192
Trading Companies & Distributors — 2.8%
American Builders & Contractors Supply Co., Inc., Restatement Effective Date Term Loan, 3.53%, 10/31/23		13,779	13,893,933
Avolon TLB Borrower 1 (Luxembourg) S.à r.l., Term Loan B2,2.75%, 1/20/22		37,263	37,907,523
Beacon Roofing Supply, Inc., Initial Term Loan, 3.71% - 5.50%, 10/01/22		4,826	4,850,536
GYP Holdings III Corp., New Incremental First Lien Term Loan, 4.54%, 4/01/21		8,341	8,387,730
HD Supply, Inc.:
Term B-1 Loan, 3.75%, 8/13/21		12,871	12,959,714
Term B-2 Loan, 3.75%, 10/17/23		3,741	3,768,680
MRC Global (U.S.), Inc. (FKA McJunkin Red Man Corp.), Term Loan, 5.00%, 11/08/19		1,466	1,474,499
Nexeo Solutions LLC, Initial Term Loan, 5.25% - 5.29%, 6/09/23		1,338	1,345,301
Solenis International LP (Solenis Holdings 3 LLC) (AKA Ashland Water Technologies):
Initial Dollar Term Loan (First Lien), 4.25% - 4.30%, 7/31/21		3,991	4,004,491
Initial Term Loan (Second Lien), 7.80%, 7/31/22		8,790	8,676,433

			97,268,840

Floating Rate Loan Interests (b)		Par (000)	Value
Wireless Telecommunication Services — 0.5%
Sprint Communications, Inc., Initial Term Loan, 3.31%, 2/02/24	USD	17,320	$17,344,768
Total Floating Rate Loan Interests — 90.7%			3,209,129,562

Investment Companies — 0.0%		Shares
New Millennium Holdco, Inc. (a)		71,823	76,348

Other Interests (f) — 0.0%		Beneficial Interest (000)
Electric Utilities — 0.0%
Vistra Energy Corp. (c)	USD	8,430	84

Preferred Securities		Shares
Preferred Stocks
Diversified Consumer Services — 0.0%
Education Management Corp., Series A-1, 7.50% (g)		1,705	3,410
Total Long-Term Investments (Cost — $3,505,749,737) — 99.9%			3,535,657,848

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.42% (h)(i)		342,653,725	342,653,725
Total Short-Term Securities (Cost — $342,653,725) — 9.7%			342,653,725
Total Investments (Cost — $3,848,403,462) — 109.6%			3,878,311,573
Liabilities in Excess of Other Assets — (9.6)%			(339,406,068)

Net Assets — 100.0%			$3,538,905,505

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default.

(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates. (f) Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(g)	Perpetual security with no stated maturity date.

(h)	During the six months ended February 28, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2016	Shares Purchased		Shares Sold	Shares Held at February 28, 2017	Value at February 28, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	153,744,585	188,909,140	[2]	—	342,653,725	$342,653,725	$337,967	$906	—
iShares iBoxx $ High Yield Corporate Bond ETF	128,412	—		(128,412)	—	—	146,736	39,522	$(149,260)
Total						$342,653,725	$484,703	$40,428	$(149,260)

[1]	Includes net capital gain distributions.

[2]	Represents net shares purchased.

(i)	Current yield as of period end.

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017	17

Schedule of Investments (continued)

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

      Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	2,822,304	GBP	2,259,000	Barclays Bank PLC	3/06/17	$18,758
USD	2,881,123	GBP	2,297,000	Citibank N.A.	3/06/17	30,416
Total						$49,174

      Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.92%[1]	3-month LIBOR	12/14/21	USD	12,000	$ 3,158
1.92%[1]	3-month LIBOR	12/14/21	USD	8,000	2,877
1.91%[1]	3-month LIBOR	12/16/21	USD	10,000	9,295
2.00%[1]	3-month LIBOR	2/21/22	USD	25,000	(13,952)
Total					$ 1,378

[1]	Fund pays the fixed rate and receives the floating rate.

Derivative Financial Instruments Categorized by Risk Exposure

      As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$49,174	—	—	$49,174
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	$15,330	—	15,330

Total		—	—	—	$49,174	$15,330	—	$64,504

Liabilities — Derivative Financial Instruments
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	$13,952	—	$13,952

[1]

Includes cumulative appreciation (depreciation) on centrally cleared swaps as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

    For the six months ended February 28, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	—	—	—	$219,997	—	—	$219,997
Swaps	—	$1,316,515	$152,951	—	$(24)	—	1,469,442

Total	—	$1,316,515	$152,951	$219,997	$(24)	—	$1,689,439

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$36,300	—	—	$36,300
Swaps	—	—	$(169,693)	—	$1,378	—	(168,315)

Total	—	—	$(169,693)	$36,300	$1,378	—	$(132,015)

See Notes to Financial Statements.

18	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017

Schedule of Investments (continued)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$6,417,058
Credit default swaps:
Average notional value — sell protection	$15,104,000
Interest rate swaps:
Average notional value — pays fixed rate	$27,500,000
Total return swaps:
Average notional value	$1,560,000

      For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

      The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$49,174	—
Swaps — centrally cleared	—	$26,529

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$49,174	$26,529
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(26,529)

Total derivative assets and liabilities subject to an MNA	$49,174	—

      The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1,2]
Barclays Bank PLC	$18,758	—	—	—	$18,758
Citibank N.A.	30,416	—	—	—	30,416

Total	$49,174	—	—	—	$49,174

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

[2]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

      The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$94,215,750	$21,651,175	$115,866,925
Common Stocks[1]	—	—	381,387	381,387
Corporate Bonds[1]	—	210,200,131	1	210,200,132
Floating Rate Loan Interests[1]	—	3,064,159,175	144,970,387	3,209,129,562
Investment Companies	—	76,348	—	76,348
Other Interests	—	—	84	84
Preferred Securities[1]	—	—	3,410	3,410
Short-Term Securities	$342,653,725	—	—	342,653,725
Unfunded Floating Rate Loan Interests[2]	—	30,770	—	30,770

Total	$342,653,725	$3,368,682,174	$167,006,444	$3,878,342,343

[1]	See above Schedule of Investments for values in each industry.

[2]	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017	19

Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$49,174	—	$49,174
Interest rate contracts	—	15,330	—	15,330
Liabilities:
Interest rate contracts	—	(13,952)	—	(13,952)
Total	—	$50,552	—	$50,552

[1]	Derivative financial instruments are swaps and forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended February 28, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Total
Assets:
Opening Balance, as of August 31, 2016	$8,120,507	$184,936	—	$164,893,556	—	$3,410	$173,202,409
Transfers into Level 3	—	—	—	35,113,067	—	—	35,113,067
Transfers out of Level 3[1]	(6,375,707)	—	—	(84,054,590)	—	—	(90,430,297)
Accrued discounts/premiums	932	—	—	190,641	—	—	191,573
Net realized gain (loss)	4,370	106,914	—	344,545	—	—	455,829
Net change in unrealized appreciation (depreciation)[2,3]	(39,534)	238,984	$(131,375)	2,315,118	$(38,777)	—	2,344,416
Purchases	20,940,607	—	131,376	62,120,908	38,861	—	83,231,752
Sales	(1,000,000)	(149,447)	—	(35,952,858)	—	—	(37,102,305)

Closing Balance, as of February 28, 2017	$21,651,175	$381,387	$1	$144,970,387	$84	$3,410	$167,006,444

Net change in unrealized appreciation (depreciation) on investments still held at February 28, 2017[3]	$(32,788)	$324,552	$(131,375)	$2,071,273	$(38,777)	—	$2,192,885

[1]

As of August 31, 2016, the Fund used significant unobservable inputs in determining the value of certain investments. As of February 28, 2017, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at February 28, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

20	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017

Statement of Assets and Liabilities

February 28, 2017 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $3,505,749,737)	$3,535,657,848
Investments at value — affiliated (cost — $342,653,725)	342,653,725
Cash	1,282,446
Cash pledged for centrally cleared swaps	804,000
Foreign currency at value (cost — $6,722,808)	6,684,664
Receivables:
Investments sold	92,489,820
Capital shares sold	15,261,396
Dividends — affiliated	112,797
Interest — unaffiliated	12,545,312
Unrealized appreciation on:
Forward foreign currency exchange contracts	49,174
Unfunded floating rate loan interests	30,770
Prepaid expenses	127,175

Total assets	4,007,699,127

Liabilities
Payables:
Investments purchased	450,639,990
Capital shares redeemed	12,843,407
Income dividends	2,660,166
Investment advisory fees	1,389,444
Officer’s and Trustees’ fees	6,913
Other accrued expenses	800,417
Other affiliates	170,162
Service and distribution fees	256,594
Variation margin on centrally cleared swaps	26,529

Total liabilities	468,793,622

Net Assets	$3,538,905,505

Net Assets Consist of
Paid-in capital	$3,612,613,317
Undistributed net investment income	2,061,793
Accumulated net realized loss	(105,775,564)
Net unrealized appreciation (depreciation)	30,005,959

Net Assets	$3,538,905,505

Net Asset Value
Institutional — Based on net assets of $2,517,596,935 and 245,366,653 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.26

Investor A — Based on net assets of $642,977,217 and 62,673,956 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.26

Investor C — Based on net assets of $142,825,439 and 13,924,521 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.26

Investor C1 — Based on net assets of $41,183,173 and 4,014,600 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.26

Class K — Based on net assets of $194,322,741 and 18,946,030 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.26

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017	21

Statement of Operations

Six Months Ended February 28, 2017 (Unaudited)

Investment Income
Interest — unaffiliated	$77,213,731
Dividends — unaffiliated	560,868
Dividends — affiliated	484,703

Total investment income	78,259,302

Expenses
Investment advisory	8,057,464
Service and distribution — class specific	1,567,550
Transfer agent — class specific	989,219
Administration	602,586
Administration — class specific	319,190
Accounting services	238,937
Professional	137,212
Registration	113,469
Custodian	65,446
Printing	54,927
Officer and Trustees	37,422
Offering	26,487
Miscellaneous	296,728
Recoupment of past waived fees — class specific	17,919

Total expenses	12,524,556
Less:
Fees waived by the Manager	(78,447)
Administration fees waived — class specific	(8,933)

Total expenses after fees waived	12,437,176

Net investment income	65,822,126

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	5,885,343
Investments — affiliated	39,522
Capital gain distributions from investment companies — affiliated	906
Foreign currency transactions	(562)
Forward foreign currency exchange contracts	219,997
Swaps	1,469,442

7,614,648

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	36,262,203
Investments — affiliated	(149,260)
Foreign currency translations	9,486
Forward foreign currency exchange contracts	36,300
Swaps	(168,315)
Unfunded floating rate loan interests	6,500

35,996,914

Net realized and unrealized gain	43,611,562

Net Increase in Net Assets Resulting from Operations	$109,433,688

See Notes to Financial Statements.

22	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016

Operations
Net investment income	$65,822,126	$114,202,200
Net realized gain (loss)	7,614,648	(40,701,754)
Net change in unrealized appreciation (depreciation)	35,996,914	27,818,897

Net increase in net assets resulting from operations	109,433,688	101,319,343

Distributions to Shareholders[1]
From net investment income:
Institutional	(48,182,420)	(86,135,997)
Investor A	(11,447,214)	(21,641,744)
Investor C	(2,106,968)	(4,036,596)
Investor C1	(759,506)	(1,745,260)
Class K	(2,682,099)	(330,879)

Decrease in net assets resulting from distributions to shareholders	(65,178,207)	(113,890,476)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	467,368,596	393,528,164

Net Assets
Total increase in net assets	511,624,077	380,957,031
Beginning of period	3,027,281,428	2,646,324,397

End of period	$3,538,905,505	$3,027,281,428

Undistributed net investment income, end of period	$2,061,793	$1,417,874

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017	23

Financial Highlights

	Institutional
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31,
		2016	2015[1]	2014[1]	2013[1]	2012[1]

Per Share Operating Performance
Net asset value, beginning of period	$10.12	$10.20	$10.46	$10.43	$10.32	$9.83

Net investment income[2]	0.21	0.42	0.44	0.44	0.45	0.50
Net realized and unrealized gain (loss)	0.14	(0.08)	(0.24)	0.01	0.13 [3]	0.49 [3]

Net increase from investment operations	0.35	0.34	0.20	0.45	0.58	0.99

Distributions from net investment income[4]	(0.21)	(0.42)	(0.46)	(0.42)	(0.47)	(0.50)

Net asset value, end of period	$10.26	$10.12	$10.20	$10.46	$10.43	$10.32

Total Return[5]
Based on net asset value	3.51%[6]	3.48%	1.98%	4.42%	5.67%	10.29%

Ratios to Average Net Assets
Total expenses[7]	0.68%[8,9]	0.68%[8]	0.69%[8]	0.72%[8]	0.73%[8]	0.80%

Total expenses after fees waived and/or reimbursed[7]	0.67%[9]	0.67%	0.68%	0.70%	0.70%	0.70%

Net investment income[7]	4.23%[9]	4.23%	4.26%	4.19%	4.25%	4.95%

Supplemental Data
Net assets, end of period (000)	$2,517,597	$2,290,192	$1,862,771	$1,607,319	$1,372,062	$484,591

Portfolio turnover rate	60%	72%	78%	87%	91%	60%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31,
		2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	N/A	N/A

[8]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended August 31, 2015, August 31, 2014 and August 31, 2013, the ratio would have been 0.67%, 0.69% and 0.71%, respectively. There was no financial impact to the expense ratio for the year ended August 31, 2016 or the six months ended February 28, 2017.

[9]	Annualized.

See Notes to Financial Statements.

24	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017

Financial Highlights (continued)

	Investor A
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31,
		2016	2015[1]	2014[1]	2013[1]	2012[1]

Per Share Operating Performance
Net asset value, beginning of period	$10.12	$10.20	$10.46	$10.42	$10.31	$9.83

Net investment income[2]	0.20	0.39	0.42	0.41	0.42	0.47
Net realized and unrealized gain (loss)	0.14	(0.08)	(0.25)	0.02	0.12 [3]	0.48 [3]

Net increase from investment operations	0.34	0.31	0.17	0.43	0.54	0.95

Distributions from net investment income[4]	(0.20)	(0.39)	(0.43)	(0.39)	(0.43)	(0.47)

Net asset value, end of period	$10.26	$10.12	$10.20	$10.46	$10.42	$10.31

Total Return[5]
Based on net asset value	3.35%[6]	3.14%	1.68%	4.23%	5.35%	9.80%

Ratios to Average Net Assets
Total expenses[7]	0.98%[8]	1.01%[9]	0.98%[9]	0.98%[9]	1.02%[9]	1.11%[9]

Total expenses after fees waived and/or reimbursed[7]	0.98%[8]	1.01%	0.97%	0.97%	1.01%	1.05%

Net investment income[7]	3.92%[8]	3.89%	4.04%	3.86%	3.99%	4.60%

Supplemental Data
Net assets, end of period (000)	$642,977	$554,628	$597,767	$600,954	$659,910	$436,960

Portfolio turnover rate	60%	72%	78%	87%	91%	60%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31,
		2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	N/A	N/A

[8]	Annualized.

[9]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended August 31, 2016, August 31, 2014, August 31, 2013 and August 31, 2012, the ratio would have been 1.00%, 0.97%, 1.00% and 1.10%, respectively. There was no financial impact to the expense ratio for the year ended August 31, 2015.

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017	25

Financial Highlights (continued)

	Investor C
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31,
		2016	2015[1]	2014[1]	2013[1]	2012[1]

Per Share Operating Performance
Net asset value, beginning of period	$10.11	$10.19	$10.46	$10.42	$10.31	$9.82

Net investment income[2]	0.16	0.32	0.33	0.33	0.34	0.39
Net realized and unrealized gain (loss)	0.15	(0.08)	(0.25)	0.03	0.12 [3]	0.49 [3]

Net increase from investment operations	0.31	0.24	0.08	0.36	0.46	0.88

Distributions from net investment income[4]	(0.16)	(0.32)	(0.35)	(0.32)	(0.35)	(0.39)

Net asset value, end of period	$10.26	$10.11	$10.19	$10.46	$10.42	$10.31

Total Return[5]
Based on net asset value	3.09%[6]	2.42%	0.83%	3.45%	4.56%	8.98%

Ratios to Average Net Assets
Total expenses[7]	1.70%[8]	1.71%[9]	1.72%[9]	1.74%[9]	1.77%[9]	1.86%[9]

Total expenses after fees waived and/or reimbursed[7]	1.69%[8]	1.70%	1.71%	1.73%	1.76%	1.80%

Net investment income[7]	3.21%[8]	3.19%	3.25%	3.15%	3.19%	3.85%

Supplemental Data
Net assets, end of period (000)	$142,825	$128,754	$129,526	$151,454	$123,040	$46,765

Portfolio turnover rate	60%	72%	78%	87%	91%	60%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31,
		2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	N/A	N/A

[8]	Annualized.

[9]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended August 31, 2015, August 31, 2014 and August 31, 2013, the ratio would have been 1.71%, 1.73% and 1.74%, respectively. There was no financial impact to the expense ratios for the years ended August 31, 2016 and August 31, 2012.

See Notes to Financial Statements.

26	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017

Financial Highlights (continued)

	Investor C1
	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31,
		2016	2015[1]	2014[1]	2013[1]	2012[1]

Per Share Operating Performance
Net asset value, beginning of period	$10.12	$10.20	$10.46	$10.42	$10.31	$9.83

Net investment income[2]	0.18	0.35	0.36	0.36	0.37	0.42
Net realized and unrealized gain (loss)	0.13	(0.09)	(0.24)	0.02	0.12 [3]	0.48 [3]

Net increase from investment operations	0.31	0.26	0.12	0.38	0.49	0.90

Distributions from net investment income[4]	(0.17)	(0.34)	(0.38)	(0.34)	(0.38)	(0.42)

Net asset value, end of period	$10.26	$10.12	$10.20	$10.46	$10.42	$10.31

Total Return[5]
Based on net asset value	3.12%[6]	2.69%	1.19%	3.73%	4.84%	9.28%

Ratios to Average Net Assets
Total expenses[7]	1.44%[8]	1.45%	1.45%	1.47%[9]	1.51%[9]	1.58%

Total expenses after fees waived and/or reimbursed[7]	1.44%[8]	1.44%	1.45%	1.46%	1.49%	1.54%

Net investment income[7]	3.50%[8]	3.46%	3.53%	3.41%	3.55%	4.15%

Supplemental Data
Net assets, end of period (000)	$41,183	$47,450	$56,260	$75,517	$87,176	$100,532

Portfolio turnover rate	60%	72%	78%	87%	91%	60%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31,
		2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	N/A	N/A

[8]	Annualized.

[9]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended August 31, 2014 and August 31, 2013, the ratio would have been 1.45% and 1.49%, respectively.

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017	27

Financial Highlights (concluded)

	Class K
	Six Months Ended February 28, 2017 (Unaudited)	Period March 28, 2016[1] to August 31, 2016

Per Share Operating Performance
Net asset value, beginning of period	$10.11	$9.90

Net investment income[2]	0.21	0.19
Net realized and unrealized gain	0.15	0.21

Net increase from investment operations	0.36	0.40

Distributions from net investment income[3]	(0.21)	(0.19)

Net asset value, end of period	$10.26	$10.11

Total Return[4]
Based on net asset value	3.64%[5]	4.05%[5]

Ratios to Average Net Assets
Total expenses[6]	0.62%[7]	0.63%[7]

Total expenses after fees waived and/or reimbursed[6]	0.62%[7]	0.63%[7]

Net investment income[6]	4.17%[7]	4.44%[7]

Supplemental Data
Net assets, end of period (000)	$194,323	$6,258

Portfolio turnover rate	60%	72%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended February 28, 2017 (Unaudited)	Period March 28, 2016[1] to August 31, 2016
Investments in underlying funds	0.01%	0.01%

[7]	Annualized.

See Notes to Financial Statements.

28	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Massachusetts business trust. These financial statements relate to one series of the Trust, BlackRock Floating Rate Income Portfolio (“Floating Rate Income” or the “Fund”).

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C1 Shares are only available for issuance to shareholders of BlackRock Senior Floating Rate Fund II, Inc. in connection with such fund’s reorganization and through dividend and capital gain reinvestment by current holders. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	[1]	None
Investor C Shares	No	Yes		None
Investor C1 Shares	No	No	[2]	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

[2]

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017	29

Notes to Financial Statements (continued)

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Recent Accounting Standard: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

30	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017

Notes to Financial Statements (continued)

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

 (i)   recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

 (ii)   recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

 (i)   future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

 (ii)   quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

 (i)   audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

 (ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017	31

Notes to Financial Statements (continued)

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

32	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017

Notes to Financial Statements (continued)

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund’s initial investment in the IOs may not fully recoup.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for the Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Inter-bank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Fund’s investment policies.

When the Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017	33

Notes to Financial Statements (continued)

any rights of offset against the borrower. The Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation
Oberthur Technologies Holding SAS (FKA OT Frenchco 1 SAS)	$2,139,737	$2,129,038	$2,159,808	$30,770

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange over-the-counter (“OTC”).

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps

34	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017

Notes to Financial Statements (continued)

in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017	35

Notes to Financial Statements (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500%
$2 Billion - $3 Billion	0.475%
Greater than $3 Billion	0.450%

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Investor C1
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.50%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended February 28, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Investor C1	Total
$737,222	$664,937	$165,391	$1,567,550

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly,

36	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017

Notes to Financial Statements (continued)

based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended February 28, 2017, the Fund paid the following to the Manager in return for these services, which are included in administration — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$229,676	$58,978	$13,299	$4,410	$12,827	$319,190

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended February 28, 2017, the Fund paid $61 for Institutional Shares to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended February 28, 2017, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Investor C1	Total
$4,680	$2,622	$1,068	$126	$8,496

For the six months ended February 28, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$598,580	$326,387	$50,375	$13,824	$53	$989,219

Other Fees: For the six months ended February 28, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $17,906.

For the six months ended February 28, 2017, affiliates received CDSCs as follows:

Investor A	$5,335
Investor C	$11,804

Expense Limitations, Waivers and Recoupments: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Investor C1	Class K
0.70%	1.05%	1.80%	1.80%	0.65%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through December 31, 2017, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017	37

Notes to Financial Statements (continued)

These amounts waived and/or reimbursed are shown as administration fees waived — class specific in the Statement of Operations. Class specific waivers are as follows:

Institutional	Class K	Total
$8,733	$200	$8,933

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended February 28, 2017, the amount waived was $68,858.

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. Effective December 29, 2016, the waiver became contractual through December 31, 2017. This contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Statement of Operations. For the six months ended February 28, 2017, the amount waived was $9,589.

With respect to the contractual expense caps, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

For the six months ended February 28, 2017, the Manager recouped class specific waivers and/or reimbursements previously recorded by the Fund in the amount of $17,919 for Institutional Shares.

On February 28, 2017, the class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expires August 31, 2019
Institutional	$8,733
Class K	$200

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

The Fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. The Fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the Fund’s investment restrictions). If the Fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

38	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017

Notes to Financial Statements (continued)

During the period ended February 28, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Trustees in the Statement of Operations.

7. Purchases and Sales:

For the six months ended February 28, 2017, purchases and sales of investments, including paydowns and excluding short-term securities, were $2,381,058,581 and $1,910,544,411 respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of February 28, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of August 31, 2016, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,
No expiration date[1]	$69,944,527
2017	36,103,579
2018	5,675,863

Total	$111,723,969

[1]	Must be utilized prior to losses subject to expiration.

As of February 28, 2017, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$3,850,069,704

Gross unrealized appreciation	$41,317,230
Gross unrealized depreciation	(13,075,361)

Net unrealized appreciation	$28,241,869

9. Bank Borrowings:

BlackRock Funds II, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Of the aggregate $2.1 billion commitment amount, $500 million is specifically designated to the Fund and BlackRock Secured Credit Portfolio in the aggregate. The remaining $1.6 billion commitment is available to all Participating Funds, but the Fund and BlackRock Secured Credit Portfolio can borrow up to an additional $350 million in the aggregate of the remaining aggregate commitment, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended February 28, 2017, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017	39

Notes to Financial Statements (continued)

Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

The Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

40	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017

Notes to Financial Statements (concluded)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended February 28, 2017		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount
Institutional
Shares sold	75,624,435	$771,345,390	164,646,397	$1,640,411,647
Shares issued in reinvestment of distributions	3,637,418	37,108,529	6,110,938	61,090,232
Shares redeemed	(60,250,814)	(612,873,950)	(127,064,739)	(1,268,337,056)

Net increase	19,011,039	$195,579,969	43,692,596	$433,164,823

Investor A
Shares sold	15,478,587	$157,775,963	20,656,634	$206,180,410
Shares issued in reinvestment of distributions	969,439	9,890,210	1,850,243	18,484,081
Shares redeemed	(8,598,661)	(87,687,908)	(26,307,874)	(262,180,982)

Net increase (decrease)	7,849,365	$79,978,265	(3,800,997)	$(37,516,491)

Investor C
Shares sold	3,162,610	$32,247,899	3,776,845	$37,720,998
Shares issued in reinvestment of distributions	179,128	1,826,913	343,524	3,430,183
Shares redeemed	(2,146,630)	(21,871,589)	(4,096,019)	(40,812,209)

Net increase	1,195,108	$12,203,223	24,350	$338,972

Investor C1
Shares sold	307	$3,131	972	$9,643
Shares issued in reinvestment of distributions	48,426	493,745	112,679	1,125,365
Shares redeemed	(724,832)	(7,387,215)	(940,822)	(9,413,330)

Net decrease	(676,099)	$(6,890,339)	(827,171)	$(8,278,322)

			Period March 28, 2016[1] to August 31, 2016
			Shares	Amount
Class K
Shares sold	23,489,325	$239,130,108	3,422,799	$34,002,300
Shares issued in reinvestment of distributions	170,805	1,745,078	29,177	293,031
Shares redeemed	(5,332,855)	(54,377,708)	(2,833,221)	(28,476,149)

Net increase	18,327,275	$186,497,478	618,755	$5,819,182

Total Net Increase	45,706,688	$467,368,596	39,707,533	$393,528,164

[1]	Commencement of Operations.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017	41

Officers and Trustees

Robert M. Hernandez, Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Robert Fairbairn, Trustee

Henry Gabbay, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

Roberta Cooper Ramo, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

On September 26, 2016, the Board appointed Lena G. Goldberg as a Trustee of the Trust, effective November 4, 2016.

Effective January 31, 2017, David H. Walsh and Fred G. Weiss retired as Trustees of the Trust.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Distributor BlackRock Investments, LLC New York, NY 10022

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

42	BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017

Additional Information (concluded)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	FEBRUARY 28, 2017	43

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FRI-2/17-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II
Date: May 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II
Date: May 3, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II
Date: May 3, 2017

3